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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   __________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report
            (Date of earliest event reported):  December 14, 1997


                       Gulf South Medical Supply, Inc.
                ---------------------------------------------
           (Exact name of Registrant as specified in its charter)


          Delaware                   0-21512                    06-1251310
-----------------------------    ---------------           ---------------------
(State or other jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File number)             Identification No.)



                    One Woodgreen Place, Madison, MS  39110
                ---------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:  (601) 856-5900
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Item 5.      Other Events

         On December 14, 1997, Gulf South Medical Supply, Inc. ("GSMS") entered into an Agreement and Plan of Merger dated as of December 14, 1997 by and among Physician Sales & Service, Inc. ("PSS"), PSS Merger Corp. ("Merger Corp.") and GSMS, providing for the merger of Merger Corp. with and into GSMS with GSMS surviving as a wholly owned subsidiary of PSS.

         This Form 8-K is being filed to disclose and make publicly available certain pro forma financial information giving effect to the merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)     Financial Statements of Business Acquired.     None.

         (b)     Pro Forma Financial Information.     None.

         (c)     Exhibits.

                 Exhibit No.     Description

                    99.1 Unaudited Pro Forma Condensed Combined Financial Statements.

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                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.


                                        GULF SOUTH MEDICAL SUPPLY, INC.



Date: December 23, 1997
                                        By: /s/ Stanton Keith Pritchard
                                           ----------------------------------
                                           Stanton Keith Pritchard
                                           Senior Vice President, Business
                                           Development and Administration,
                                           General Counsel and Secretary
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                                EXHIBIT INDEX

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                                                                                                 Numbered
Exhibit No.     Description                                                                        Copy
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
   99.1         Unaudited Pro Forma Condensed Combined Financial Statements.                         1
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